SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 18, 2017

Date of Report (Date of Earliest Event Reported)

Total System Services, Inc.

www.tsys.com

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10254	58-1493818
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One TSYS Way, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 644-6081

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b-2). Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On December 18, 2017, Registrant issued a press release announcing the execution of an Agreement and Plan of Merger (“Merger Agreement”) by and among Registrant, PCP CYN Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Registrant, MW CYN Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Registrant, Cayan Holdings LLC, a Delaware limited liability company, PCP MW Holding Corp., a Delaware corporation and equityholder of Cayan Holdings LLC, and Parthenon Investors IV L.P., a Delaware limited partnership, solely in its capacity as the representative of the equity holders of Cayan Holdings LLC, pursuant to which, subject to the terms and conditions set forth therein, Registrant will acquire all of the limited liability company units of Cayan Holdings LLC in an all cash transaction valued at approximately $1.05 billion. The press release announcing the transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference. In addition, Registrant will be providing supplemental information regarding the Merger in a presentation to analysts and investors. The slides to be used in connection with this analyst and investor presentation are attached hereto as Exhibit 99.2, and incorporated herein by reference. The terms of the Merger Agreement will be described in a subsequent filing on Form 8-K.

The information furnished as a part of this Item 7.01 of Form 8-K, including the exhibits attached as Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits

	Exhibit No.	Description

	99.1	Registrant’s Press Release dated December 18, 2017.
	99.2	Investor Presentation dated December 18, 2017.

Signature

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC. (“Registrant”)

Dated: December 18, 2017	By:/s/ Kathleen Moates
Kathleen Moates
Senior Deputy General Counsel

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